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[caad 234]I                                 LOAN AGREEMENT

                  THIS AGREEMENT is made and entered into by and between CROWN ASPHALT CORPORATION, a Utah Corporation (hereinafter called "BORROWER") and MCNIC PIPELINE & PROCESSING COMPANY, a Michigan corporation (hereinafter called "LENDER").

                  WHEREAS the Borrower has requested the Lender to make available to the Borrower a term loan of $2,991,868.66. Lender is willing to extend such credit upon the terms and conditions of this Agreement. All terms not defined in this Agreement shall have the same meaning as set forth in the Operating Agreement for Crown Asphalt Ridge, L.L.C. ("CAR") made and executed by Borrower and Lender and dated as of August 1, 1997 (the "OPERATING AGREEMENT").

                  NOW, THEREFORE, for and in consideration of the foregoing and the mutual covenants hereinafter contained, the Lender and Borrower agree as follows:

         1. THE LOAN. Upon and subject to the terms and conditions of this Agreement, the Lender will make a loan (the "LOAN") to the Borrower in the amount of $2,991,868.66, which loan shall bear interest at the Prime Rate, as published in the money rates section of the Wall Street Journal, plus 1% per annum, adjusted monthly and paid by the Borrower pursuant to the terms of a Promissory Note (the "NOTE") dated of even date herewith from the Borrower to the Lender, which Note, by this reference, is incorporated herein and made a part hereof. For purposes of this Agreement, including all other agreements executed in connection herewith or which refer to this Agreement, the term "Indebtedness" shall mean the principal balance of the Loan, together with interest, late fees, costs, attorney's fees and all other sums assessable and due under the terms of this Agreement, including the Note.

         2. COLLATERAL. The repayment of the Loan and all extensions and renewals thereof, and the performance of all obligations of Borrower hereunder, including the obligations under the Promissory Note, shall be secured by, and Borrower hereby grants to Lender a security interest in and to, that portion of Borrower's Sharing Ratio (as defined in the Operating Agreement) in CAR directly attributable to the Contribution (as defined below) made with the Loan proceeds (the "Collateral").

         3. EVENTS OF DEFAULT. Time shall be considered of the essence concerning this Agreement, including the Note and all of their provisions, and the occurrence of any one or more of the following shall constitute an "EVENT OF DEFAULT":

          a) If any payment due or to be made under the terms of this Agreement, or the Note is not paid within 10 days of the date such payment is due;

          b) There shall exist a default for a period of more than 30 days in the performance or observance of any other obligation, covenant, or liability contained in this Agreement or the Note;

          c) Any action is taken by any governmental entity which materially and adversely affects the Borrower's business.

          d) Any warranty or representation made or furnished to Lender by or on behalf of Borrower proves to have been false in any material respect when made or furnished.

          e) Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for relief under any bankruptcy law or any other law for the relief of

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               debtors shall be instituted by or against Borrower (except for an involuntary petition against Borrower, which shall not constitute an Event of Default if such petition is vacated or dismissed within 30 days after filing thereof), or any order, judgment or decree shall be entered against Borrower decreeing its dissolution.

          f)   Dissolution or liquidation of the existence of Borrower.

         4. REMEDIES. Upon an Event of Default, Lender may, at its option, exercise any one or more of the following remedies:

          a) Accelerate the remaining balance of the indebtedness due under this Agreement, including the Note, and demand immediate payment of the same, together with all accrued interest, late charges, and other amounts recoverable by Lender under this Agreement.

          b) Exercise any and every right and remedy allowed at law or in equity.

         5. BORROWER'S REPRESENTATIONS, WARRANTIES AND COVENANTS. In order to induce Lender to make the Loan, Borrower represents and warrants to Lender, and covenants and agrees with Lender for so long as any obligation or indebtedness owed to Lender hereunder remains unpaid, as follows:

          a) ENTITY EXISTENCE AND STANDING OF BORROWER. Borrower is and shall remain a corporation duly formed, validly existing, and in good standing under the law of the State of Utah, with all requisite authority to conduct its business in any other state in which it conducts business. The Borrower shall not be dissolved as provided under the terms of the Utah statutes governing the creation and existence of corporations.

          b) COMPLIANCE WITH LAWS. The Borrower will promptly comply with all laws, rules, regulations, ordinances, codes, decrees, and orders applicable to the operation of its business.

          c) FINANCIAL STATEMENTS. Any financial statements and other financial information provided to Lender in connection with this loan, or hereinafter provided to Lender is and will be true and accurate in all material respects and fairly represent the financial condition of the party providing such financial information, all in accordance with generally accepted accounting principles applied on a consistent basis.

          d) LEGAL PROCEEDINGS. Except for the current arbitration and other actions relating to CAR, there is and shall be no pending or threatened action or proceeding affecting Borrower which may have any material adverse effect upon the financial condition or operation of Borrower.

          e) TAXES. Borrower has filed and paid, and will continue to file and pay (or provide evidence to Lender of an extension), all state and federal taxes owed by or assessed against Borrower to the extent the same are currently due and payable, including, without limitation, all state sales taxes as well as all income, excise and employment related taxes.

          f) USE OF PROCEEDS. The proceeds of the Loan shall be used by Borrower solely to make the Contribution.


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                                 LOAN AGREEMENT
                                     PAGE 2

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          g)   OTHER LIENS. Except as provided in the Operating Agreement, there are no other liens, security interests or pledges against the Collateral.

          h) NO DISPOSITION OF ASSETS. The Borrower shall not sell, assign, dispose of, grant a security interest in or otherwise assign the Collateral.

         6. GOVERNING LAW. The terms and obligations of this Agreement shall be governed by the laws of the State of Utah, and Borrower hereby consents to personal jurisdiction in Salt Lake County, Utah in the event of any litigation by Lender under this Agreement.

         7. LENDER'S CONSENT. Whenever the Lender's consent is required for any action by the Borrower, the Lender agrees that it will respond to the Borrower's request with reasonable promptness, and will not unreasonably withhold consent to any reasonable requests of the Borrower.

         8. INSPECTIONS AND AUDITS. Borrower agrees that Lender may inspect the Borrower's business operations and/or audit the books of Borrower or its successors, at any time after 48 hours prior notice to Borrower as Lender deems necessary during normal business hours.

         9. SEVERABILITY. In case any one or more of the provisions contained in this Agreement should be invalid, illegal, or unenforceable in any respect, the validity, legality, and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

         10. FURTHER ASSURANCES. Borrower shall take such further action as may be reasonably requested by Lender to effect the purpose of this Agreement, including, without limitation, the execution and delivery of any other documents as may be necessary to effect the intent of this Agreement.

         11. BINDING EFFECT. The promises of the parties in this Agreement shall bind the respective heirs, administrators, personal representatives, successors, and assigns.

         12. NOTICES. Any notice to be given under this Agreement shall be deemed given when placed in the United States Mail, postage prepaid with return receipt, addressed as follows:

         Borrower:         215 South State Street, Suite 650

                           Salt Lake City, Utah 84111

         Lender:           150 West Jefferson, Suite 1700

                           Detroit, Michigan 48226

         Either party may change its address by providing notice of such change to the other party.

         13. ATTORNEY'S FEES AND OTHER COSTS. In the event of a default or breach of this Agreement, or the Note by either party, the defaulting party agrees to pay and be responsible for all reasonable attorney's fees and/or costs of collection or enforcement incurred by the non-defaulting party as a result of such default, including, without limitation, any attorneys fees incurred in the giving of any notice as a result of any such breach or default or taking possession of and foreclosing against the Collateral. The non-defaulting party shall be entitled to recover its attorney's fees and costs whether or not it actually files litigation against the defaulting party.

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                                 LOAN AGREEMENT
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         14. APPLICATION OF PAYMENTS. All sums paid by Borrower to Lender or collected by Lender for application to the liabilities and obligations of Borrower under this Agreement will be first applied to any costs, expenses, and fees, including attorney's fees, which may be owing under the terms of this Agreement, and then to any interest or late fees which may be due and owing pursuant to the terms of this Agreement, and then to reduce the principal balance owing.

         15. LATE PAYMENTS. It is specifically agreed that late payments accepted by Lender will not operate to change or modify any of the due dates or other payments due from Borrower to Lender. The Borrower shall be entitled to recover such late fees as are provided for in the Note.

         16. NO ASSIGNMENT. This Agreement is not assignable by Borrower.

         17. STIPULATIONS. Borrower and Lender agree that the proceeds of this Loan will be used to satisfy the Secondary Capital Contributions required, as of the date hereof, of Borrower under Section 3.3 of the Operating Agreement (the "Operating Agreement") for Crown Asphalt Ridge, L.L.C. ("CAR") dated as of August 1, 1997. Upon transfer of the loan proceeds to, or payment of such proceeds on behalf of, CAR (the "CONTRIBUTION"), Borrower shall have a 25% Sharing Ratio and MCNIC shall have a 75% Sharing Ratio in CAR. Of course, additional capital contributions may be required in the future as otherwise provided under the Operating Agreement.

         Effective as of July 20, 1999.

BORROWER:                                LENDER:

Crown Asphalt Corporation, a Utah        MCNIC Pipeline & Processing Company, a
corporation                              Michigan corporation

By:                                     By:
   -------------------------------         ------------------------------
Jay Mealey, President

                                        Title:
                                              ---------------------------


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                                 LOAN AGREEMENT
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